Exhibit 99.3

ASH 2019 R.S. Living with systemic mastocytosis Systemic Mastocytosis Program Update ASH 2019 ANNUAL MEETING DECEMBER 8, 2019

ASH 2019 2 Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding plans and timelines for the development of avapritinib, pralsetinib, fisogatinib, and BLU-263, including the timing, design, implementation, enrollment, plans and announcement of results or data for ongoing and planned clinical trials for the drug candidates of Blueprint Medicines Corporation (the “Company”); plans and timelines for current and future marketing applications for avapritinib and pralsetinib; the potential benefits of the Company’s current and future drug candidates in treating patients; and the Company’s strategy, goals and anticipated milestones, business plans and focus. The Company has based these forward- looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, pralsetinib, fisogatinib and BLU-263, or the licensed products, including BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of the Company’s current and future collaborations, partnerships, or licenses, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc.(collectively, “Roche”), its collaboration with CStone Pharmaceuticals (“CStone”) and its license agreement with Clementia Pharmaceuticals Inc.(“Clementia”). These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of December 8, 2019, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

ASH 2019 3 Agenda Welcome Jeff Albers Chief Executive Officer Initial PIONEER trial data for avapritinib in indolent SM Daniel DeAngelo, MD, PhD Director, Clinical and Translational Research, Adult Leukemia, Dana-Farber Cancer Institute Associate Professor of Medicine, Harvard Medical School SM development program update Andy Boral, MD, PhD Chief Medical Officer Questions and answers All Closing remarks Jeff Albers Chief Executive Officer

ASH 2019 4 Our core mission and foundational principles Blueprint Medicines aims to deliver on the promise of precision medicine to improve and extend the lives of patients with cancer and rare diseases. HIGHLY SELECTIVE INHIBITORS ADAPTIVE ABILITY PATIENT SELECTION

DISCOVERY
EARLY-STAGE DEVELOPMENT
LATE-STAGE DEVELOPMENT
REGULATORY SUBMISSION
APPROVED
Avapritinib (KIT & PDGFRA)
PDGFRA GIST[1,2]
NDA / MAA
4L GIST[1,2]
NDA / MAA
3L GIST[1,2]
NDA
2L GIST[1,2]
Advanced SM[2]
NDA
Indolent SM[2]
Pralsetinib, formerly BLU-667 (RET)
2L RET+ NSCLC[1,2]
NDA
1L RET+ NSCLC[1,2]
EGFR+ NSCLC (+osimertinib)[1,2]
2L MTC[1,2]
NDA
Other RET-altered solid tumors[1,2]
Fisogatinib, formerly BLU-554 (FGFR4)
Advanced HCC[2]
Advanced HCC (+CS-1001)[2]
BLU-263 (KIT)
Indolent SM
(EGFR+ C797S double mutant)
EGFR+ NSCLC[1]
(EGFR+ T790M/C797S triple mutant)
EGFR+ NSCLC[1]
(2 undisclosed targets)
(MAP4K1)[3]
(3 undisclosed immunokinase targets)[3]
ongoing or completed
planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. 3. In collaboration with Roche. Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs. 1L, first-line; 2L, second-line; 3L, third-line; 4L, fourth-line; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

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ASH 2019 6 Comprehensive systemic mastocytosis clinical trial program Advanced SM Phase 1 dose-escalation trial with open-label expansion Advanced SM Phase 2 single-arm trial Indolent SM Phase 2 randomized, double-blind, placebo-controlled trial

Systemic mastocytosis represents a significant opportunity

SYSTEMIC MASTOCYTOSIS EPIDEMIOLOGY

~75,000

prevalent patients in major markets[1]



~20,000 patients are identifiable within claims data in the United States[2]

MOST ADULTS WITH CUTANEOUS SYMPTOMS WILL SHOW SYSTEMIC DISEASE WHEN FULLY INVESTIGATED

blueprint medicines | ASH 2019

Major markets include US, EU5 (France, Germany, Italy, Spain and the United Kingdom) and Japan. 1. Cohen S et al Br J Haematol (2014) 166(4):521-8 and World Bank Population estimates. 2. Blueprint Medicines analysis of claims data for mastocytosis.

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PIONEER: A Randomized, Double-Blind, Placebo-Controlled, Phase 2 Study of Avapritinib in Patients with Indolent or Smoldering Systemic Mastocytosis with Symptoms Inadequately Controlled with Standard Therapy American Society of Hematology Annual Meeting Orlando, FL, USA, December 8, 2019 Cem Akin, Vito Sabato, Jason Gotlib, Mariana Castells, Michael W. Deininger, Hanneke Oude Elberink, Mark L. Heaney, Paul van Daele, Deepti Radia, Massimo Triggiani, Daniel J. DeAngelo, Iván Alvarez-Twose, Sigurd Broesby-Olsen, Tracy I. George, Karin Hartmann, Frank Siebenhaar, Andreas Reiter, Peter Vadas, Patrizia Bonadonna, Jens P. Panse, Petra Staubach-Renz, Knut Brockow, Diamant Thaci, Hui-Min Lin, Andrew Morrison, Brenton Mar, Marcus Maurer

Disclosures Dr. DeAngelo is an investigator on Blueprint Medicines’ ongoing EXPLORER and PATHFINDER trials in advanced SM and ongoing PIONEER trial in indolent SM Consultant: Blueprint Medicines, Celgene, Incyte, Jazz Pharmaceuticals, Novartis, Pfizer, Shire Research funding: AbbVie, Amgen, GlycoMimetics, Novartis, Takeda Pharmaceuticals Avapritinib is an investigational agent being developed by Blueprint Medicines and has not been approved by the U.S. Food and Drug Administration or any other health authority for use in the United States or any other jurisdiction for any indication 9

Systemic mastocytosis is one disease with a common genetic driver Advanced SM Aggressive SM SM with an associated hematologic neoplasm Mast cell leukemia Indolent SM Indolent SM Smoldering SM Life-threatening impact Requirement for high treatment intensity Debilitating symptoms Requirement for long-term therapy ~95% of patients have KIT D816V mutation 10

11 Avapritinib potently and selectively targets KIT D816V Biochemical binding by DiscoverRX at 3uM KIT D816V biochemical IC50 avapritinib* imatinib* masitinib# midostaurin* ripretinib# 0.27 nM 8150 nM >1000 nM 2.9 nM 2.6 nM Binding to other kinases (size is proportional to binding) avapritinib Gleevec® (imatinib) Rydapt® (midostaurin) Binding to KIT ripretinib masitinib *Evans EK et al. Sci Transl Med. 2017;9(414). #Blueprint Medicines internal data on file. Kinome illustrations reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). Blueprint Medicines is not responsible for the content of the CSTI site. The trademarks appearing in this presentation are the property of their respective owners.

Phase 2 PIONEER clinical trial in patients with indolent SM

Part 1: Dose Selection (fully enrolled)


Randomize
1:1:1:1
avapritinib 25 mg daily + BSC
avapritinib 50 mg daily + BSC
avapritinib 100 mg daily + BSC
placebo daily + BSC
determination of RP2D
primary endpoint
rollover to part 3 – avapritinib at RP2D + BSC
Long term safety and efficacy

After analysis of Part 1 and determination of RP2D, Part 2 opens enrollment

Part 2: Pivotal Efficacy (pending)


Randomize
1:1
avapritinib at RP2D + BSC
placebo daily + BSC
efficacy by TSS change
primary endpoint
rollover to part 3 – avapritinib at RP2D + BSC
Long term safety and efficacy

Key Eligibility Criteria

- Age ≥18 years, ECOG performance status 0–2
- Indolent SM or smoldering SM confirmed by central pathology review of bone marrow biopsy, according to WHO criteria
- Moderate-to-severe symptoms based on minimum mean TSS over the 14-day eligibility screening period for assessment of TSS
- ≥1 symptom in skin or GI domains of the ISM-SAF at baseline
- Failed to achieve symptom control for ≥1 symptom as measured by the ISM-SAF with ≥2 symptomatic therapies

BSC, best supportive care; ECOG, Eastern Cooperative Oncology Group; GI, gastrointestinal; ISM-SAF, indolent systemic mastocytosis symptom assessment form; RP2D, recommended part 2 dose; TSS, total symptom score; WHO, World Health Organization.

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13 Baseline patient demographics, disease characteristics and disposition All doses (N=39) Patient demographics Age (years), Median (range) 51 (21–75) Sex, n (%), Female 30 (77) ECOG PS, n (%), 0-1 2 31 (79) 8 (21) Disease characteristics Tryptase, µg/L, Mean (SD) Median (range) 84 (101) 45 (6–416) ISM-SAF TSS, 0-110, Median (range) 52 (19–100) Bone marrow core biopsy MC, % Mean (SD) Median (range) 16 (15) 10 (1–60) All doses (N=39) Patient disposition, n (%) Weeks on study, Median (range) 12 (1–30) Still on study Discontinued study Patient decision, non-compliance 37 (95) 2 (5) 1, 1 PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019. MC, mast cells; PS, performance status; SD, standard deviation.

14 Baseline best supportive care medications recorded 42% 15% 18% 33% 36% 55% 67% 94% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Other supportive care Omatuzumab Corticosteroids Cromolyn sodium Proton pump inhibitors Leokotriene receptor antagonists H2 blockers H1 blockers Baseline BSC medications recorded for 33 patients (85%) as of data cutoff Median number BSC medications: 3 (range: 1–7) PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019.

ISM-SAF a content-valid patient-reported outcomes tool for ISM

Design and Validation

ISM-SAF was designed with input from disease experts, patients and regulatory authorities[1]

- ✓ Concept elicitation and questionnaire construction
- ✓ Questionnaire evaluation
- ○ Validation (ongoing)
- ○ Score interpretation (ongoing)

Symptom Assessment Form (SAF)

(all scores analyzed as last 14 days moving average)

Symptom	Domains	Score
Abdominal pain	GI domain	0-10 scored daily
Diarrhea		
Nausea		
Spots	Skin domain	
Itching		
Flushing		
Brain Fog		
Headache		
Dizziness		
Bone pain		
Fatigue		

Total Symptom Score (TSS) 0-110

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• Significant symptom burden in every patient enrolled • 84% of screened patients met minimum symptom burden eligibility requirement • Baseline median Total Symptom Score was 52 (range: 19–100) • Most severe symptoms in the 14 days prior to dosing were fatigue, brain fog, and flushing • Least severe symptom, diarrhea, still occurred in 87% of patients in the 14 days prior to dosing Baseline sign and symptom burden in patients enrolled in PIONEER 16 PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019.

17 Treatment-emergent adverse events (>10%), any grade avapritinib Preferred term, n (%) Placebo n=9 25 mg n=10 50 mg n=10 100 mg n=10 Total n=30 Number of subjects with ≥1 TEAE 8 (89) 9 (90) 8 (80) 8 (80) 25 (83) Nausea 2 (22) 0 6 (60) 3 (30) 9 (30) Headache 1 (11) 2 (20) 2 (20) 3 (30) 7 (23) Dizziness 1 (11) 2 (20) 1 (10) 3 (30) 6 (20) Diarrhea 1 (11) 0 3 (30) 2 (20) 5 (17) Fatigue 1 (11) 2 (20) 1 (10) 1 (10) 4 (13) Face edema 0 1 (10) 0 3 (30) 4 (13) PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019. AE, adverse event. TEAE, treatment-emergent adverse event. • No patients discontinued treatment due to an AE • No intracranial bleeding, thrombocytopenia or anemia reported • Grade 3 AEs: 2 (22.2%) patients in the placebo cohort versus 5 (16.7%) patients across all avapritinib cohorts • Serious AEs: 2 (22.2%) patients in the placebo cohort versus 0 patients across all avapritinib cohorts • 1 grade 3 cognitive effect in the 100mg cohort, which resolved following dose modification; the patient remains on therapy

Percent change in serum tryptase from baseline by dose cohort 18 Avapritinib Timepoint Placebo 25 mg 50 mg 100 mg Cycle 1, Day 8 (first post-baseline assessment) 7.05% -37.72% -54.08% -56.16% Cycle 4, Day 1 (end of week 12) 0.39% -48.24% -66.67% -61.83% PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019. QD, once daily.

• At baseline, patients had moderate to severe symptoms despite best supportive care medications o The most severe patient-reported symptoms were fatigue, brain fog, flushing and cutaneous symptoms • Treatment with avapritinib at 25, 50 and 100 mg QD resulted in rapid decreases in serum tryptase • Avapritinib was well-tolerated in patients with indolent SM o No patient discontinued treatment with avapritinib due to an adverse event o The most common AEs (avapritinib; placebo) were nausea (30%; 22%), headache (23%; 11%) and dizziness (20%; 11%) o SAEs occurred in 0% of avapritinib-treated patients and 22% of placebo-treated patients • The registration-enabling Part 2 is anticipated to begin patient screening in the first half of 2020 Summary of initial data from PIONEER trial Part 1 19 PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019.

ASH 2019 Systemic mastocytosis development program update Chief Medical Officer Andy Boral, MD, PhD

ASH 2019 21 Initial PIONEER data reinforce opportunity for avapritinib in indolent SM Indolent SM population is larger than initially understood High symptom burden despite best available therapy Avapritinib is the only KIT D816V targeted therapy in clinical development Robust activity observed at all dose levels tested Safety data support development of low doses for chronic treatment Opportunity for fast, efficient clinical path to registration PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019.

ASH 2019 22 Next steps for PIONEER trial of avapritinib in indolent SM Select RP2D PIONEER Registration-enabling Part 2 Complete enrollment of dose-finding Part 1 Report initial safety and serum tryptase data reported at ASH 2019 Plan to report additional Part 1 data, including patient-reported symptoms, and select the RP2D in Q1 2020 Plan to initiate patient screening in the registration-enabling Part 2 in 1H 2020 PIONEER Dose-finding Part 1 Safety Serum tryptase ISM-SAF TSS

Plan to submit NDA for avapritinib for advanced SM in Q1 2020 based on combined data from EXPLORER and PATHFINDER trials

EXPLORER

Advanced SM

Phase 1 dose-escalation trial with open-label expansion

80 patients

PATHFINDER

Advanced SM

Phase 2 single-arm trial

~20 patients

Pooled NDA dataset ~100 patients

ENROLLMENT TARGETS REACHED IN BOTH EXPLORER AND PATHFINDER TRIALS

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ASH 2019 Top-line EXPLORER data: decline in mast cell burden in nearly all patients Bone marrow mast cells KIT D816V mutant allele fraction Serum tryptase Spleen volume Maximum Percent Change from Baseline Maximum Percent Change from Baseline Maximum Percent Change from Baseline Maximum Percent Change from Baseline 24 Top-line EXPLORER trial data reported on December 8, 2019. Data cutoff: August 30, 2019.

Top-line EXPLORER data: high rate and prolonged duration of response

BEST RESPONSE PER IWG-MRT-ECNM CRITERIA
ALL DOSES (N=48)[1]

- FDA breakthrough therapy designation[3]
- Robust activity across all disease subtypes
- Median follow up of 21 months with ongoing treatment up to ~3.5 years[1]

77%
Confirmed ORR[2]

Median DOR and OS not reached

SAFETY
ALL DOSES (N=80)[1]

- Top-line safety results were consistent with those previously reported[4]
- Avapritinib was generally well-tolerated, and most AEs were grade 1 or 2
- The most common treatment-emergent AEs were periorbital edema, anemia, diarrhea, fatigue, peripheral edema, nausea, thrombocytopenia, vomiting and cognitive effects
- Across all doses, 6 patients discontinued treatment due to treatment-related AEs

1. Top-line EXPLORER trial data reported on December 8, 2019. Data cutoff: August 30, 2019. 2. ORR defined as complete remission with full or partial recovery of peripheral blood counts, partial remission or clinical improvement. 3. Avapritinib granted Breakthrough Therapy Designation for the treatment of advanced SM, including the subtypes of aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. 4. After the data cutoff date, one patient with SM and an associated hematologic neoplasm (SM-AHN) of myelodysplastic syndrome had a Grade 5 intracranial bleed. At the time of the bleeding event, the patient had severe thrombocytopenia and experienced a serious injury involving head trauma. DOR, duration of response; ORR, overall response rate; OS, overall survival.

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ASH 2019 PLAN TO INITIATE PHASE 1 TRIAL IN HEALTHY VOLUNTEERS IN MID 2020 26 BLU-263 is a next-generation KIT inhibitor designed to enable chronic therapy in a broad population of patients with mast cell disorders POTENT Sub-nanomolar potency against KIT D816V CNS PROFILE Designed to not cross blood-brain barrier SELECTIVE Highly selective for KIT, with low off-target activity CNS, central nervous system.

ASH 2019 27 A comprehensive development program designed to address a broad population of patients with mast cell disorders Program Research Early Development Late Development Regulatory Submission Advanced SM Indolent SM Mast cell disorders Avapritinib NDA Q1 2020 Avapritinib PIONEER Part 21 1H 2020 BLU-263 Phase 1 HV2,3 Mid 2020 BLU-263 Complete or ongoing Planned Phase 1 HV2 Mid 2020 1. Plan to initiate patient screening in the registration-enabling Part 2 of the PIONEER trial in 1H 2020. 2. Plan to initiate Phase 1 trial of BLU-263 in healthy volunteers in mid 2020. HV, healthy volunteers. 3. Plan to submit an investigational new drug application for BLU-263 for indolent SM in 1H 2020.

Q&A

ASH 2019 Closing remarks Chief Executive Officer Jeff Albers

Anticipated near-term milestones for SM, GIST and RET programs

Program	Milestone and anticipated timing
Avapritinib and BLU-263 *Systemic mastocytosis*	• Submit NDA for avapritinib for advSM in Q1 2020 • Report additional data from Part 1 of PIONEER trial in ISM in Q1 2020 • Initiate patient screening in Part 2 of PIONEER trial in ISM in 1H 2020 • Initiate Phase 1 trial of BLU-263 in healthy volunteers in mid 2020
Avapritinib *Gastrointestinal stromal tumors*	• February 14, 2020 PDUFA date for PDGFRA GIST NDA • Report top-line VOYAGER trial data in 3L GIST in Q2 2020 • Expect PDUFA date for 4L+ GIST NDA in Q2 2020
Pralsetinib *RET-altered cancers*	• Initiate Phase 3 trial in 1L NSCLC by the end of 2019 • Submit NDA for previously treated NSCLC in Q1 2020 • Submit NDA for previously treated MTC in 1H 2020

AdvSM, advanced systemic mastocytosis. ISM, indolent SM.

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